EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               -------------------

                  Bank One Trust Company, National Association
               (Exact name of trustee as specified in its charter)

A National Banking Association                   31-0838515
                                                 (I.R.S. employer identification
                                                 number)
100 East Broad Street, Columbus, Ohio            43271-0181
(Address of principal executive offices)         (Zip Code)

                          Bank One Trust Company, N.A.
                                1 Bank One Plaza
                             Chicago, Illinois 60670
    Attn: Sandra L. Caruba, First Vice President and Counsel, (312) 336-9436
            (Name, address and telephone number of agent for service)

                               -------------------

                                    DPL, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                             31-1163136
(State of or other jurisdiction of               (I.R.S. employer identification
incorporation or organization                    number)
Courthouse Plaza Southwest                       45402
Dayton, Ohio                                     (Zip Code)
(Address of principal executive offices)

                                 Debt Securities
                         (Title of Indenture Securities)

ITEM 1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          -------------------
          TRUSTEE:


          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

          (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               The trustee is authorized to exercise corporate trust powers.


ITEM 2.   AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE
          -----------------------------
          TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation exists with the trustee.

ITEM 16.  LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS
          ----------------
          STATEMENT OF ELIGIBILITY.


          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificate of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Chicago and State of Illinois, on the 15th day of November, 2001.

                       BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE


                       BY:    /S/ SANDRA L. CARUBA
                              --------------------------------------------------
                              SANDRA L. CARUBA
                              FIRST VICE PRESIDENT

------------------
* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One Trust Company, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Burlington Northern Sante Fe Corporation, filed with the Securities and Exchange Commission on May 10, 2000 (Registration No. 333-36718).

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                             November 15, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualifications of an indenture between DPL Inc. and Bank One Trust Company, National Association, as Trustee, the undersigned, in accordance with Section 31(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                     Very truly yours,

                     BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE


                     BY:    /S/ SANDRA L. CARUBA
                            ----------------------------------------------------
                            SANDRA L. CARUBA
                            FIRST VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank:  Bank One Trust Company, N.A.          Call Date:  9/30/01
Address:              100 Broad Street                      Vendor ID:  D
City, State   Zip:    Columbus, OH  43271                   Transit #:  04400003

State #:  391581                                            FFIEC 041
Cert #:  21377                                              Page RC - 1


                                                                             10

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANK FOR SEPTEMBER 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC-BALANCE SHEET

                                                                                              ----------------------------
                                                                 Dollar Amounts in Thousands   RCON    Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                              ----------------------------
1. Cash and balances due from depository
   institutions (from Schedule RC-A):
                                                                                               ----------------------------
     a. Noninterest-bearing balances and
        currency and coin (1)                                                                    0081            297,128      1.a
                                                                                               ----------------------------
     b. Interest-bearing balances (2)                                                            0071                  0      1.b
                                                                                               ----------------------------
2. Securities:
                                                                                               ----------------------------
     a. Held-to-maturity securities (from
        Schedule RC-B, column A)                                                                 1754                  0      2.a
                                                                                               ----------------------------
     b. Available-for-sale securities (from
        Schedule RC-B, column D)                                                                 1773                863      2.b
                                                                                               ----------------------------
3. Federal funds sold and securities purchased
   under agreements to resell                                                                    1350          1,457,726      3
                                                                                               ----------------------------
4. Loans and lease financing receivables
   (from Schedule RC-C):
                                                                                               ----------------------------
        A. LOANS AND LEASES HELD FOR SALE                                                        5369                  0      4.a
                                                                                               ----------------------------
        B. LOANS AND LEASES, NET OF
           UNEARNED INCOME                                       B528         147,723                                         4.b
                                                                 -----------------------------------------------------------
        C. LESS:  Allowance for loan and
           lease losses                                          3123             194                                         4.c
                                                                 -----------------------------------------------------------
        D. LOANS AND LEASES, NET OF UNEARNED
           INCOME AND ALLOWANCE (ITEM 4.B
           MINUS 4.C)                                                                            B529            147,529      4.d
                                                                                               ----------------------------
5. Trading assets (from Schedule RC-D)                                                           3545                  0      5
                                                                                               ----------------------------
6. Premises and fixed assets (including
   capitalized leases)                                                                           2145             17,587      6
                                                                                               ----------------------------
7. Other real estate owned (from
   Schedule RC-M)                                                                                2150                  0      7
                                                                                               ----------------------------
8. Investments in unconsolidated subsidiaries
   and associated companies
   (from Schedule RC-M)                                                                          2130                  0      8
                                                                                               ----------------------------
9. Customers' liability to this and on
   acceptances outstanding                                                                       2155                  0      9
                                                                                               ----------------------------
10.Intangible assets
                                                                                               ----------------------------
        A. GOODWILL                                                                              3163                  0      10.a
                                                                                               ----------------------------
        B. OTHER INTANGIBLE ASSETS
           (FROM SCHEDULE RC-M)                                                                  0426              9,759      10.b
                                                                                               ----------------------------
11.Other assets (from Schedule RC-F)                                                             2160            763,544      11
                                                                                               ----------------------------
12.Total assets (sum of
   items 1 through 11)                                                                           2170          2,694,136      12
                                                                                               ----------------------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposits not held for trading.

Legal Title of Bank:  Bank One Trust Company, N.A.          Call Date:  9/30/01
Address:              100 Broad Street                      Vendor ID:  D
City, State   Zip:    Columbus, OH  43271                   Transit #:  04400003

State #:  391581                                            FFIEC 041
Cert #:  21377                                              Page RC - 2


                                                                             11


SCHEDULE RC - CONTINUED

                                                                                              ----------------------------
                                                                 Dollar Amounts in Thousands   RCON    Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES

13.Deposits:                                                                                   ----------------------------
                                                                                               ----------------------------
   a.   In domestic offices (sum of totals of
        columns A and C from Schedule RC-E)                                                      2200          2,450,819      13.a
                                                                 ----------------------------------------------------------
        (1)  Noninterest-bearing (1)                             6631     1,403,420                                           13.a.1
                                                                 ----------------------------------------------------------
        (2)  Interest-bearing                                    6636     1,047,399                                           13.a.2
                                                                 ----------------------------------------------------------
   b.   Not applicable
                                                                                               ----------------------------
14.Federal funds purchased and securities
   sold under agreements to repurchase                                                           2800                  0      14
                                                                                               ----------------------------
15.Trading liabilities (from Schedule RC-D)                                                      3548                  0      15
                                                                                               ----------------------------
16.OTHER BORROWED MONEY (INCLUDES MORTGAGE
   INDEBTEDNESS AND OBLIGATIONS UNDER CAPITALIZED
   LEASES) FROM SCHEDULE RC-M)                                                                   3190                  0      16
                                                                                               ----------------------------
17.Not applicable
                                                                                               ----------------------------
18.Bank's liability on acceptances executed
   and outstanding                                                                               2920                  0      18
                                                                                               ----------------------------
19.Subordinated notes and debentures (2)                                                         3200                  0      19
                                                                                               ----------------------------
20.Other liabilities (from Schedule RC-G)                                                        2930             82,625      20
                                                                                               ----------------------------
21.Total liabilities (sum of items 13 through 20)                                                2948          2,533,444      21
                                                                                               ----------------------------
22.MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES                                                                                  3000                  0      22
                                                                                               ----------------------------
EQUITY CAPITAL
                                                                                               ----------------------------
23.Perpetual preferred stock and related surplus                                                 3838                  0      23
                                                                                               ----------------------------
24.Common stock                                                                                  3839                800      24
                                                                                               ----------------------------
25.Surplus (Exclude all surplus related to
   preferred stock)                                                                              3839             45,157      25
                                                                                               ----------------------------
26.a. Retained earning                                                                           3632            114,729      26.a
                                                                                               ----------------------------
   B. ACCUMULATED OTHER COMPREHENSIVE INCOME (3)                                                 B350                 26      26.b
                                                                                               ----------------------------
27. OTHER EQUITY CAPITAL COMPONENTS (4)                                                          A130                  0      27
                                                                                               ----------------------------
28.Total equity capital (sum of items 23
   through 27                                                                                    3210            160,692      28
                                                                                               ----------------------------
29.Total liabilities, minority interest,
   and equity capital (sum of items 21,22,
   and 28)                                                                                       3300          2,694,136      29
                                                                                               ----------------------------


Memorandum

                                                                                               ----------------------------
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.                                              RCON         Number
                                                                                               ----------------------------
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during
   2000                                                                                          6724                N/A      M.1
                                                                                               ----------------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank conducted~ in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5  = Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

6  = Review of bank's financial statements by external auditors.

7  = Compilation of the bank's financial statements by external auditors

8  = Other audit procedures (excluding tax preparation work)

9  = No external audit work


-------------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holdings gains (losses) on available-for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.